UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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Osteologix, Inc.
(Name of Registrant as Specified In Its Charter)

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OSTEOLOGIX, INC.

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given that on April 18, 2007, we sought and obtained the written consent, in lieu of a meeting of stockholders, of the holder of 59.9% of our outstanding voting stock, ratifying the terms of the Company’s Equity Incentive Plan (the “Plan”), approved by the Board of Directors of the Company (the “Board”) on May 2, 2006 and as amended by the Board on March 28, 2007, which provides for the grant of up to 2,400,000 shares of the Company’s Common Stock, par value $.0001 per share (the “Common Stock”) pursuant to Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards.

You are encouraged to carefully read the Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2, the majority stockholder’s approval of the action described herein will be deemed ratified and effective at a date that is at least 20 days after the date this Definitive Information Statement has been mailed or furnished to our stockholders. This Definitive Information Statement is first being mailed or furnished to stockholders on or about April 27, 2007.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 228 of the Delaware General Corporation Law.

By Order of the Board of Directors

April 27, 2007	/s/ Matthew M. Loar
Name: Matthew M. Loar
Title: Chief Financial Officer and Secretary

INFORMATION STATEMENT

OF

OSTEOLOGIX, INC.

425 Market Street, Suite 2230
San Francisco, CA

THIS DEFINITIVE INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
OSTEOLOGIX, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Definitive Information Statement is being mailed or furnished to the stockholders of Osteologix, Inc., a Delaware corporation (the “Company”), in connection with the ratification of the Company’s Equity Incentive Plan (the “Plan”), approved by the Board of Directors of the Company (the “Board”) on May 2, 2006 and as amended by the Board on March 28, 2007, which provides for the grant of up to 2,400,000 shares of the Company’s Common Stock, par value $.0001 per share (the “Common Stock”) by the written consent, dated April 18, 2007, of Nordic Biotech K/S (the “Majority Stockholder”).

The Majority Stockholder held 12,633,061 shares of the Common Stock, or 59.9% of the outstanding voting stock, on the date its consent was obtained. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have already been obtained and this Information Statement is being furnished to you for information purposes only as required by Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This Definitive Information Statement is first being mailed or furnished to the stockholders of the Company on or about April 27, 2007. April 18, 2007 has been fixed as the record date for the determination of stockholders entitled to receive the Information Statement.

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ACTIONS BY THE BOARD OF DIRECTORS AND
THE MAJORITY STOCKHOLDER

On May 2, 2006, the Board of Directors of the Company (the “Board of Directors”) by written consent approved and, on March 28, 2007, increased the number of shares of Common Stock available under the Company’s Equity Incentive Plan from 1,122,762 to 2,400,000 shares of the Company’s Common Stock (the Equity Incentive Plan, as amended shall be referred to herein as the “Plan”).

On April 18, 2007, the Company sought and obtained the Majority Stockholder’s approval of the terms of the Plan. A copy of the Majority Stockholder’s written consent is attached hereto as Appendix A.

Certain terms of the Plan approved by the Board of Directors of the Company and the Majority Stockholder are set forth below under the heading “Approval of the Terms of the Plan.” A copy of the Plan is attached hereto as Exhibit A.

GENERAL

This Definitive Information Statement is first being mailed or furnished to stockholders on or about April 27, 2007, and the approval by the Majority Stockholder of the Plan discussed herein will not become effective until at least 20 calendar days after such mailing. The Company will pay all costs associated with the distribution of the Definitive Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

VOTE OBTAINED - DELAWARE LAW

Delaware General Corporation Law provides that, unless otherwise provided in the Company’s Certificate of Incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders, eligible to vote, holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to accomplish the purposes as hereafter described, the Company’s Board of Directors sought, and did in fact obtain, the written consent of the Majority Stockholder, the holder of a majority in interest of the Company’s outstanding voting stock, which voting stock is comprised of the Common Stock.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

As of April 18, 2007, there were 21,082,686 shares of the Common Stock of the Company issued and outstanding. Each holder of the Common Stock is entitled to one vote for each share held by such holder. The Majority Stockholder held an aggregate of 12,633,061 shares of the Common Stock, or 59.9% of the voting stock outstanding, on such date. Holders of the Common Stock have no preemptive rights.

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SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of April 18, 2007, the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise indicated, the beneficial owners listed have an address at c/o Osteologix, Inc., 425 Market Street, Suite 2230, San Francisco, CA 94105.

Name and Address of Beneficial Owner	Number of Shares Owned	Number of Shares with Right to Acquire (1)	Total Shares Beneficially Owned (2)	Percent of Class
Nordic Biotech K/S Oestergade 5,3 DK-1100, Copenhagen, Denmark	12,633,061	-	12,633,061	59.9%
Visium Asset Management LLC (3) 181 W. Madison, Suite 3600 Chicago, Illinois 60602	1,922,894	-	1,922,894	9.1%
BML Healthcare I, LP (formerly Turbo Portfolio LP) 243 Knightsbridge London, United Kingdom SW7 IDN	1,914,000	-	1,914,000	9.1%
Charles J. Casamento (4)	57,420	474,661	532,081	2.5%
Stephan Christgau (5)	11,484	266,702	278,186	1.3%
Klaus Eldrup-Jørgensen, M.D.	13,461	200,542	214,003	1.0%
Bobby W. Sandage, Jr., Ph.D.	27,603	87,094	114,697	*
Christopher B. Wood, M.D.	20,718	53,646	74,364	*
Christian Hansen, Ph.D. (6)	12,633,061	-	12,633,061	59.9%
Florian Schönharting, MSc (6)	12,633,061	-	12,633,061	59.9%
Jeremy Curnock Cook (7)	1,923,403	3,125	1,926,528	9.1%
Philip J. Young (8)	-	-	-	*
Matthew M. Loar	-	-	-	*
All Directors and Officers (9 people)	14,687,150	1,085,770	15,772,920	71.2%
__________
* Less than one percent.

(1) No options issued under the Plan will be deemed to have vested and no options will be exercisable until the date which is 20 days after the date on which this Definitive Information Statement disclosing the approval of the Plan by the Majority Stockholder has been mailed to the Company’s shareholders.

(2)Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”). Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted. Except as indicated in this table or the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(3)Stock held by Visium Asset Management LLC represents stock holdings as reported in a Form 13G/A filed with the Securities and Exchange Commission on February 14, 2007 and includes holdings of Visium Balanced Fund, LP, a Delaware limited partnership (“VBF”), Visium Long Bias Fund, LP, a Delaware limited partnership (“VLBF”), Visium Balanced Fund Offshore, Ltd., a Cayman Islands corporation (“VBFO”), Visium Long Bias Fund Offshore, Ltd., a Cayman Islands corporation (“VLBFO”), Visium Asset Management, LLC, a Delaware limited liability company (“VAM”) and Visium Capital Management, LLC, a Delaware limited liability company (“VCM”).

(4)The “number of shares with right to acquire” and “total shares beneficially owned” both include the right to acquire 51,041 shares which are not exercisable until the date which is 20 days after the distribution of this Information Statement and 423,620 shares which are subject to the exercise of an outstanding common stock purchase warrant. Effective April 3, 2007, Mr. Casamento resigned as Chief Executive Officer and President of the Company and announced that he will not stand for re-election as a director at the Company’s 2007 Annual Meeting of Shareholders.

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(5)The “number of shares owned” and the “total shares beneficially owned” both include 5,742 shares held in the name of Janelyn Mangulad-Christgau, the wife of Dr. Christgau and the “number of shares with right to acquire” and “total shares beneficially owned” both include 21,875 shares which are not exercisable until the date which is 20 days after the distribution of this Information Statement.

(6) Christian Hansen and Florian Schönharting are general partners of Nordic Biotech K/S and hold voting and dispositive power for the 12,633,061 shares owned by Nordic Biotech K/S. Dr. Hansen and Mr. Schönharting disclaim beneficial ownership of these shares, except to the extent of their pecuniary interest therein.

(7) Jeremy Curnock Cook is Executive Director of Bioscience Managers Limited, which has voting and dispositive power for the 1,914,000 shares owned by Turbo Portfolio, LP. Mr. Cook disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(8) Philip J. Young has been appointed by the Board to serve as the Company’s President and Chief Executive Officer. Pursuant to Mr. Young’s Employment Agreement, effective as of May 1, 2007, the Company will grant Mr. Young options to purchase up to 1,000,000 shares of the Company’s common stock, 125,000 of which shall vest on December 1, 2007, and the remaining 875,000 shall vest monthly on the first day of each subsequent month with respect to 1/48th (18,229) of the aggregate options thereafter.

EXECUTIVE COMPENSATION

The following tables reflects the cash compensation we paid, as well as certain other compensation paid or accrued, during the fiscal year ended December 31, 2006 to the identified persons (the “Named Executive Officers”).

Name	Salary	Warrant and Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation	Total

Charles J. Casamento Chief Executive Officer and President (3)	$ 420,000	$ 170,309	$ 35,590	$ 81,444 (4)	$ 707,343
Matthew M. Loar Chief Financial Officer (5)	$ 83,333	$ 27,482	-	-	$ 110,815
Stephan Christgau Chief Operating Officer (6)	$ 152,993	$ 102,571	$ 13,133	-	$ 268,697

(1) Warrant and option awards are valued based on a Black-Scholes option pricing model as used in the Company’s consolidated financial statements pursuant to Statement of Accounting Standards No. 123R, “Share-based Payment.” The Black-Scholes option pricing model reflects certain assumptions regarding variable factors such stock price volatility and the term of the option. Stock options have value to the recipient only as a result of appreciation in the price of the Company’s common stock. For the purposes of establishing the value shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 4.5% to 5.0%, volatility factor of 70%, and an expected life of the options of three to six years.

(2) Non-equity incentive plan compensation represents amounts paid as an incentive bonus following the financing and merger transactions of May 24, 2006.

(3) Mr. Casamento was hired on October 18, 2004 at an annual salary of $400,000. Effective October 18, 2005 his salary was increased by 5% to $420,000. He resigned as Chief Executive Officer and President on April 3, 2007.

(4) The Company paid $1,275 per month for Mr. Casamento’s auto lease and all auto maintenance and operating expenses, which aggregated $9,213. In addition to medical insurance coverage which is provided to all employees, the Company paid for all family medical expenses, which amounted to $14,952 in excess of the medical insurance which is made available to all U.S. employees. The Company paid premiums of $37,104 on a $1.4 million life insurance policy and separate disability insurance policies. The Company provided Mr. Casamento with a parking space in the building that houses the Company’s corporate headquarters at a cost of $4,875. All above amounts were paid on behalf of Mr. Casamento under the terms of his Employment Agreement dated October 18, 2004.

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(5) Mr. Loar was hired on September 1, 2006. His base salary is $250,000 per year.

(6) Dr. Christgau is a resident of Copenhagen Denmark, and is paid in Danish Kroner by Osteologix Aps. His 2006 salary and non-equity incentive plan compensation were 908,626 DKK and 78,000 DKK, respectively, both converted into U.S dollars at the weighted average exchange rate as used in the Company’s consolidated statement of operations of 0.168378 DKK per U.S. dollar. In January 2006, Dr. Christgau’s salary was increased by approximately 19% from the 2005 base to its current amount.

Osteologix has not adopted a formal bonus plan. The compensation committee of the board of directors has determined that each of the Named Executive Officers is eligible to receive a bonus which is targeted at 30-35% of the officer’s salary, payable at the discretion of the compensation committee, based on the achievement of goals established for each of the officers. To date, no bonuses have been paid pursuant to this understanding.

Additional information regarding the fair value of warrant and option awards in the Summary Compensation Table is contained in the table below:

		Number of Securities Underlying Warrants or Options	Exercise Price of Warrants or Options	Grant Date Fair Value of Warrants or Options	Fair Value Recognized under SFAS 123R
Name	Grant Date	(#)	($/share)	($)	($)
Charles J. Casamento	5/24/2006	509,240 (1)	$ 1.03	$ 371,745	$ 158,707
Charles J. Casamento	10/5/2006	350,000 (2)	$ 1.20	$ 278,453	$ 11,602
Matthew M. Loar	9/1/2006	400,000 (3)	$ 1.50	$ 331,600	$ 27,482
Stephan Christgau	5/24/2006	244,827 (1)	$ 1.03	$ 178,724	$ 97,599
Stephan Christgau	10/5/2006	150,000 (2)	$ 1.20	$ 119,337	$ 4,972

(1) The warrants to purchase stock of Osteologix, Inc. that were granted to Mr. Casamento and Dr. Christgau on May 24, 2006 replaced warrants to purchase stock of Osteologix A/S, a Danish company that was merged into the predecessor company of Osteologix, Inc. Mr. Casamento and Dr. Christgau received the same exchange ratio for their warrants as the stockholder of Osteologix A/S did for its stock in the exchange of shares for Osteologix, Inc. shares. The grant date fair value of warrants shown in the column represents the incremental fair value of the warrants as of the exchange date. The fair value recognized under SFAS 123R represents the amount recognized in the statement of operations in 2006 both prior to and subsequent to the exchange date.

(2) The options granted to Mr. Casamento and Dr. Christgau vest over a period of four years, beginning six months from the date of grant, however, no options will be exercisable until the date which is 20 days after the date on which this Information Statement disclosing the approval of the Plan by the Majority Stockholder has been mailed to the Company’s shareholders.

(3) The options granted to Mr. Loar vest over a period of four years, beginning one year from the date of grant, however, no options will be exercisable until the date which is 20 days after the date on which this Information Statement disclosing the approval of the Plan by the Majority Stockholder has been mailed to the Company’s shareholders.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides certain information with respect to outstanding stock warrants and options as of December 31, 2006:

	Warrant and Option Awards
Name	Number of Securities Underlying Unexercised Warrants and Options	Number of Securities Underlying Unexercised Warrants and Options	Warrant or Option Exercise Price	Warrant or Option Expiration Date
	(#)	(#)	($/share)
	Exercisable	Unexercisable
Charles J. Casamento	373,443	135,797	$ 1.03	10/15/2014
Charles J. Casamento	-	350,000	$ 1.20	10/4/2016
Matthew M. Loar	-	400,000	$ 1.50	8/31/2016
Stephan Christgau	244,827	-	$ 1.03	6/30/2013
Stephan Christgau	-	150,000	$ 1.20	10/4/2016

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EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

We have not adopted any retirement, pension or profit sharing or other similar programs for the benefit of our directors, officers and/or employees.

On April 3, 2007, Charles J. Casamento resigned effective immediately as the Company’s Chief Executive Officer and President. In connection with Mr. Casamento’s resignation as Chief Executive Officer and President, the Company and Mr. Casamento entered into a Preliminary Binding Agreement dated April 3, 2007 (the “Preliminary Agreement”), which is intended to be superseded by a Separation Agreement and General Release containing generally the same terms.

Pursuant to the terms of the Preliminary Agreement, Mr. Casamento will remain with the Company in a consultancy role until July 3, 2007 in order to assist the Company during the period of transition to a new President and Chief Executive Officer. In addition, Mr. Casamento will remain a member of the Company’s board of directors until the date of the Company’s 2007 Annual Meeting of Shareholders but will not stand for re-election at such meeting.

  The Preliminary Agreement superseded, in part, the terms and conditions of a Service Agreement dated October 18, 2004 between the Company and Mr. Casamento. Pursuant to the terms of the Preliminary Agreement, Mr. Casamento will receive compensation in the amount of $420,000 which shall be paid by the Company in three equal monthly installments of $35,000 commencing on April 25, 2007, to be followed by a lump sum payment of $315,000 which shall be payable on July 3, 2007. In addition, the Company shall provide to Mr. Casamento a continuation of the benefits currently received by Mr. Casamento and his family for a period of twelve (12) months commencing on April 3, 2007. The Preliminary Agreement also provides that the exercise period for the vested incentive stock options held by Mr. Casamento shall be extended through October 3, 2007.

In addition, on April 3, 2007, the Company entered into an Employment Agreement with Mr. Philip J. Young (the “Employment Agreement”) pursuant to which, Mr. Young will serve as President and Chief Executive Officer of the Company effective May 1, 2007. Mr. Young’s Employment Agreement also provides that Mr. Young shall serve as a director of the Company to the extent elected or appointed from time to time. The Employment Agreement provides for an initial employment term of one year with the option for successive one year renewal terms. Pursuant to the terms of the Employment Agreement, Mr. Young’s annual compensation will be $350,000. In addition, Mr. Young will be eligible to receive an annual bonus of up to 35% of his annual base salary at the discretion of the Board of Directors upon the achievement by Mr. Young of certain annual performance criteria to be established by the Board. The Employment Agreement also provides that the Company shall grant to Mr. Young, under the Company’s 2006 Stock Incentive Plan, options to purchase 1,000,000 shares of the Company’s common stock which will vest over a 4 1/2 year period. If Mr. Young’s employment is terminated by the Company, with or without cause, or by Mr. Young as a result of a change-in-control of the Company, Mr. Young will receive severance benefits as if he were terminated following the first nine months of the term of his agreement plus pro rata bonus compensation to the date of termination.

Other than the Employment Agreement, there were no agreements in place for payments to any officers in the event of a change-in-control of the Company.
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DIRECTOR COMPENSATION

The following table shows the compensation received by the non-employee members of our board of directors:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Warrant and Option Awards (2)	Total
Klaus Eldrup-Jørgensen, Chairman (3)	$ 44,207	$ 3,458	$ 99,167	$ 146,832
Jeremy Curnock Cook	-	$ 4,667	$ 346	$ 5,013
Christian Hansen (4)	$ 9,612	-	-	$ 9,612
Bobby W. Sandage, Jr.	$ 5,667	$ 14,000	$ 52,270	$ 71,937
Florian Schönharting (4)	$ 8,998	-	-	$ 8,998
Christopher B. Wood	$ 5,250	$ 15,750	$ 40,608	$ 61,608

(1) Members of our board of directors are entitled to receive their cash compensation either as a cash payment at the end of each quarter or as common stock, valued as of the last day of the quarter. All board members that have not waived their right to receive compensation have elected to receive common stock of Osteologix in lieu of cash. Dr. Sandage and Dr. Wood began receiving stock instead of cash as of July 1, 2006, Mr. Curnock Cook began receiving stock instead of cash when he was appointed to the board on November 9, 2006, and Dr. Eldrup-Jørgensen began receiving stock instead of cash on December 1, 2006. The directors can elect to revoke their election to receive stock instead of cash at any time, although to date none have done so.

(2) Warrant and option awards are valued based on a Black-Scholes option pricing model as used in the Company’s consolidated financial statements pursuant to Statement of Accounting Standards No. 123R, “Share-based Payment.” The Black-Scholes option pricing model reflects certain assumptions regarding variable factors such stock price volatility and the term of the option. Stock options have value to the recipient only as a result of appreciation in the price of the Company’s common stock. For the purposes of establishing the value shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 4.5% to 5.0%, volatility factor of 70%, and an expected life of the options of three to six years.

(3) Prior to the adoption of the director fee schedule below, Dr. Eldrup-Jørgensen was paid 30,000 DKK per month (equivalent to $5,051 per month when translated at the weighted average exchange rate as used in the Company’s consolidated statement of operations) for his service as Chairman of the Board.

(4) Dr. Hansen and Mr. Schönharting were paid for their service on the board from May 1, 2006 to September 30, 2006, after which they elected to waive receipt of future compensation as directors.

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Additional information regarding the fair value of warrant and option awards in the Director Compensation Table is contained in the table below:

		Number of Securities Underlying Warrants or Options (1)	Exercise Price of Warrants or Options	Grant Date Fair Value of Warrants or Options	Fair Value Recognized under SFAS 123R
Name	Grant Date	(#)	($/share)	($)	($)
Klaus Eldrup-Jørgensen	5/24/2006	146,896 (1)	$ 1.03	$ 107,234	$ 58,559
Klaus Eldrup-Jørgensen	10/5/2006	50,000 (2)	$ 1.20	$ 39,779	$ 39,779
Klaus Eldrup-Jørgensen	10/5/2006	25,000 (3)	$ 1.20	$ 19,889	$ 829
Jeremy Curnock Cook	11/9/2006	25,000 (3)	$ 1.00	$ 16,585	$ 346
Bobby W. Sandage, Jr.	5/24/2006	48,965 (1)	$ 1.03	$ 35,744	$ 11,662
Bobby W. Sandage, Jr.	10/5/2006	50,000 (2)	$ 1.20	$ 39,779	$ 39,779
Bobby W. Sandage, Jr.	10/5/2006	25,000 (3)	$ 1.20	$ 19,889	$ 829
Christopher B. Wood	10/5/2006	50,000 (2)	$ 1.20	$ 39,779	$ 39,779
Christopher B. Wood	10/5/2006	25,000 (3)	$ 1.20	$ 19,889	$ 829

(1) The warrants to purchase stock of Osteologix, Inc. that were granted to Dr. Eldrup-Jørgensen and Dr. Sandage on May 24, 2006 replaced warrants to purchase stock of Osteologix A/S, a Danish company that was merged into the predecessor company of Osteologix, Inc. Dr. Eldrup-Jørgensen and Dr. Sandage received the same exchange ratio for their warrants as the stockholder of Osteologix A/S did for its stock in the exchange of shares for Osteologix, Inc. shares. The grant date fair value of warrants shown in the column represents the incremental fair value of the warrants as of the exchange date. The fair value recognized under SFAS 123R represents the amount recognized in the statement of operations in 2006 both prior to and subsequent to the exchange date.

(2) These options granted to Dr. Eldrup-Jørgensen, Dr. Sandage and Dr. Wood on October 5, 2006 represent grants for prior service to the Board of Directors and were immediately vested.

(3) The options vest over four years beginning at the end of the month following the six month anniversary of the grant date. After the six month anniversary of the grant date, the options vest monthly for the following 42 months.
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DIRECTORS’ FEES. Effective May 1, 2006, the Compensation Committee adopted a schedule for compensation of members of the board of directors as follows:

Annual retainer	$10,000
Additional retainer for Chairman	$12,000
Fee per each regularly scheduled meeting	$ 3,000
Additional annual retainer for Audit Committee chairman	$ 8,000
Additional annual retainer for Audit Committee member	$ 6,000
Additional annual retainer for Compensation Committee	$ 1,500

Board members are paid quarterly in arrears. Prior to May 1, 2006, directors received no compensation for serving on the Board of Directors except for the Chairman, who received 30,000 DKK per month (equivalent to $5,051 per month when translated at the weighted average exchange rate as used in the Company’s consolidated statement of operations).

Effective October 1, 2006, Dr. Hansen and Mr. Schönharting have waived their right to receive compensation for their service on the board of the Company.

Directors are also reimbursed for any out-of-pocket expenses incurred in attending board meetings or other Company business.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

From January 1, 2006 to the present, there have been no transactions in which the amount involved exceeded one percent (1%) average of the Company’s total assets at year end for the Company’s past three completed fiscal years to which Osteologix or its subsidiary was a party and in which any executive officer, director, 5% beneficial owner of common stock or member of the immediate family of any of the foregoing persons had or has a direct or indirect material interest other than compensation agreements and other arrangements, that are described where required under “Executive Compensation.”

INDEMNIFICATION

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.

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APPROVAL OF THE TERMS OF THE PLAN

The following terms of the Plan were determined to be in the best interests of the Company and duly approved by the Company’s Board of Directors and the Majority Stockholder.

On May 2, 2006, the Board of Directors by written consent approved and on March 28, 2007 increased the number of shares of Common Stock available for issuance pursuant to awards granted under the Plan from 1,122,762 to 2,400,000 shares maximum. On April 18, 2007, the Company sought and obtained the Majority Stockholder’s approval of the terms of the Plan.

The Options granted under the Plan are vested and exercisable and under such conditions as set forth on the Option Agreement in the form attaches as Exhibit A to the Plan. Any exercise of such options is contingent upon the effectiveness of the shareholder consent which shall occur no sooner than 20 days following the distribution of this Information Statement.

EQUITY COMPENSATION INFORMATION

THE PLAN

The Plan provides for grants of equity awards including options to purchase Common Stock to the Company’s officers, directors, employees and consultants. A total of 2,400,000 shares of Common Stock have been reserved for issuance under the Plan, and as of April 18, 2007, options to purchase 900,000 shares had been granted. In addition, as of such date, the Company had agreed to grant options to purchase 1,000,000 shares to Mr. Young on May 1, 2007 in connection with his employment as of such date as the Company’s President and Chief Executive Officer. The Plan has been ratified by the Majority Stockholder and the effectiveness of the ratification of the plan under which the options were granted is subject to the effectiveness of the approval of the Majority Stockholder which shall be 20 days after the mailing of this Information Statement.

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentive to employees, directors and consultants to promote the success of the Company’s business. On May 2, 2006, the Board of Directors adopted the Plan. On March 28, 2007, the Board approved an amendment to the Plan which increased the number of shares available for award under the Plan to 2,400,000 from 1,122,762. The Plan, as amended, was approved by the Majority Stockholder on April 18, 2007. The Board believes that the grant of options is a highly effective way to align the interests of management with those of the Company stockholders and provides a cost-effective means of recognizing employee contributions to the success of the Company.

WARRANTS

Prior to the adoption of the Plan, Osteologix A/S granted its officers, directors and consultants warrants to purchase its common stock. Concurrent with the merger transaction on May 24, 2006, these warrants were exchanged for warrants to purchase Osteologix, Inc. common stock at the same exchange ratio as received by the shareholder of Osteologix A/S. After the exchange, 979,307 warrants to purchase common stock were issued. 899,724 of these warrants remain outstanding as of April 18, 2007.

NON-PLAN OPTIONS

Osteologix has also granted options to purchase shares of its common stock outside of the Plan. These options do not qualify for Incentive Stock Option status, and have been granted to members of the Board of Directors of Osteologix. A total of 250,000 options have been granted outside of the Plan.
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EQUITY COMPENSATION TABLE

The following table provides certain information with respect to all of the Company’s equity issuances and equity compensation plans in effect as of December 31, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	979,307	(1)	$1.03	—
Equity issuances and compensation plans not approved by security holders	1,150,000	(2)	$1.31	222,762
Total	2,129,307		$1.18	222,762

(1) Represents warrants to purchase common stock which were issued concurrent with the merger transaction on May 24, 2006 to replace warrants in a predecessor company. 899,724 of these warrants remain outstanding as of April 18, 2007.

(2) Included in the number of options not approved by security holders at December 31, 2006 are options to purchase 900,000 shares which were issued under the Plan and options to purchase 250,000 shares which were not issued pursuant to any plan. On March 28, 2007, the Board approved an amendment to the Plan which increased the number of shares available for award under the Plan to 2,400,000 from 1,122,762. The Plan, as amended, was approved by the Majority Stockholder on April 18, 2007. Although the Plan has been approved by the Majority Stockholder, such approval shall not be deemed effective until 20 days after the mailing of this Information Statement. Of the options to purchase 900,000 shares issued under the Plan, 608,333 remain outstanding as of April 18, 2007.

DESCRIPTION OF EQUITY INCENTIVE PLAN

Types of Grants and Eligibility

The Plan is designed to provide an incentive to key employees (including officers and directors who are key employees) and to consultants and directors who are not employees of the Company and its present and future subsidiaries (collectively, a “participant”) and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of Incentive Stock Options (“ISO”), Non-Qualified Stock Options (“NQSO”), Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards (collectively, an “Award”).

Shares Subject to the Plan

The aggregate number of shares of Common Stock for which Awards may be granted under the Plan may not exceed 2,400,000 shares. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Shares of Common Stock subject to an option which expires, or for any reason is cancelled or is terminated, unexercised, or which ceases for any reason to be exercisable may again become available for issuance upon grant of an option under the Plan.

Administration of the Plan

The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee” and “outside” directors. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

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Exercise Price

The exercise price of the shares of Common Stock under each option is to be determined by the Administrator.

The exercise price shall be no less (and shall have not potential to become less at any time) than one hundred percent (100%) of the fair market value per share on the date of grant; and

If at the time of grant, the participant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the option shall bear an exercise price of no less than one hundred ten percent (110%) of the fair market value per share on the date of grant.

Term

The term of each option granted pursuant to the Plan is established by the Committee, in its sole discretion, at or before the time such option is granted. Subject to early termination, each option is to be exercisable for no longer than a term of ten years from the date of grant.

Exercise

An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office. Payment in full of the aggregate exercise price may be made (a) in cash or by certified check, or (b) if the applicable stock option contract at the time of grant so permits, with the authorization of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with any combination of cash, certified check or shares of Common Stock.

Termination of Relationship

Any employee holder of an option whose employment or relationship with the Company (and its parent and subsidiaries) has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, said option terminates immediately. Options granted to employees under the Plan are not affected by any change in the status of the holder so long as he or she continues to be a full-time employee of the Company, its parent or any of its subsidiaries (regardless of having been transferred from one corporation to another).

Death or Disability

If a participant dies (a) while he is an employee or consultant to, the Company, its parent or any of its subsidiaries, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of such relationship by reason of disability, an option may be exercised, to the extent exercisable on the date of death, by the Legal Representatives, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

Any participant whose relationship has terminated by reason of disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

Adjustments Upon Changes in Common Stock

Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a share dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof will be appropriately adjusted by the Board of Directors, whose determination will be conclusive.

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In the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation in which the Company is not the surviving corporation, any outstanding options will terminate, unless other provision is made therefor in the transaction.

Equity Based, Non-Option Awards:

Restricted Stock Awards.

The Administrator may grant Restricted Stock, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion, including such restrictions on transferability and other restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator shall determine. Unless otherwise specified or to the extent required by law, restrictions on transferability with respect to a Restricted Stock granted to an employee who is not an officer or director or a consultant, shall lapse at a rate of at least twenty percent (20%) per year over a period of not more than five (5) years.

Stock Appreciation Rights.

Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The award agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the Award to be considered nonqualified deferred compensation.

Performance Stock Awards.

The Administrator may make Performance Stock Awards entitling recipients to acquire shares of stock upon the attainment of specified performance goals. The Administrator may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock.

Amendments and Termination of the Plan

The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, to comply with the provisions of certain rules and regulations promulgated by the Securities and Exchange Commission, among other things; provided, however, that no amendment may be effective without the requisite prior or subsequent shareholder approval which would (a) except as required for anti-dilution adjustments, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan, or (c) change the eligibility requirements for individuals entitled to receive options under the Plan.

Non-Transferability of Awards

No Award granted under the Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed or encumbered of in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the participant, only by the participant.

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Certain Federal Income Tax Consequences:

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of an option. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

  Section 162(m) of the Code generally provides that publicly held companies may not deduct compensation paid to certain of our top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to Section 162(m) apply with respect to "performance-based compensation." Options and Shares of stock granted under the Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and we will continue to monitor the applicability of Section 162(m) to our ongoing compensation arrangements. We do not expect that amounts of compensation paid to our executive officers will fail to be deductible on account of Section 162(m).

The preceding summary of the Plan is qualified in its entirety by reference to the Company’s full text of the Plan as it appears in Exhibit A to this Information Statement.
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STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at: 425 Market Street, Suite 2230, San Francisco, CA, Attn: Matthew M. Loar, or by contacting the Company via telephone at (415) 445-2726. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth above.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-KSB, 10-QSB and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

By Order of the Board of Directors

/s/ Matthew M. Loar
Name: Matthew M. Loar
Title: Chief Financial Officer and Secretary

April 27, 2007

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APPENDIX A
WRITTEN CONSENT

OF A MAJORITY OF THE

STOCKHOLDERS OF

OSTEOLOGIX, INC.

The undersigned, being the holders of shares of Common Stock, $0.0001 par value per share (the “Common Stock”) of Osteologix, Inc., a Delaware corporation (the “Company”), voting together as a class and holding at least a majority of the outstanding shares of said one class and holding at least a majority of the outstanding shares of said one class, and pursuant to Section 228 of the General Corporation Law of the State of Delaware, do hereby adopt by this written consent the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

NOW, THEREFORE, BE IT

RESOLVED, that undersigned hereby ratifies, approves and confirms the terms and conditions of the Osteologix Equity Incentive Plan (the “Option Plan”), in substantially the form attached hereto as Exhibit A and ratifies, approves and confirms the actions of the Board of Directors (the “Board”) to authorize and direct the Authorized Officer, on behalf of the Company and in its name, to execute the Option Plan, with such changes therein and additions as the officer executing the same may approve, such approval to be conclusively evidenced by the execution and delivery thereof; and be it further

RESOLVED, that the undersigned hereby ratifies, approves and confirms the increase the number of shares reserved for issuance thereunder from 1,122,762 shares of Common Stock to 2,400,000 shares of Common Stock; be it further

RESOLVED, that proper officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to take any and all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolution.

IN WITNESS WHEREOF, the undersigned, being the holders of shares of Common Stock, $0.0001 par value per share, voting together as a class, have hereunto set their hand as of the 18th day of April, 2007.

NORDIC BIOTECH K/S
By: /s/ Christian Hansen
Name:  Christian Hansen
Title:    Principal

By: /s/ Florian Schönharting
Name:  Florian Schönharting
Title:    Principal

No. of Shares: 12,633,061

A-1

EXHIBITS TO APPENDIX A

[ intentionally omitted ]

A-2

EXHIBIT A

EQUITY INCENTIVE PLAN

OSTEOLOGIX, INC.

EQUITY INCENTIVE PLAN

1.  PURPOSES OF THE PLAN. The purpose of the Osteologix, Inc. Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards.

2.  DEFINITIONS. As used herein, the following definitions shall apply:

2.1  Acquisition means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

2.2  Administrator means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

2.3  Applicable Laws means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

2.4  Award means an award of Options, Restricted Stock, Stock Appreciation Rights or Performance Stock granted to a Service Provider under this Plan.

2.5  Award Agreement means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award. The Award Agreement shall be subject to the terms and conditions of the Plan.

2.6  Board means the Board of Directors of the Company.

2.7  Cause shall have the meaning ascribed to it in any written employment or service agreement between the Company (or a Parent or Subsidiary) and the Service Provider. If not so defined, “Cause” shall mean (a) a failure by the Service Provider to perform his or her duties or to comply with any material provision of his or her employment or service agreement with the Company, where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or a Parent or Subsidiary) specifying in reasonable detail the nature of the failure, (b) a breach of the Service Provider’s fiduciary duty to the Company (or a Parent or Subsidiary) by reason of receipt of personal profits, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider in relation to, or which adversely affects, the Company (or a Parent or Subsidiary).

2.8  Code means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section and any regulations or authorities promulgated thereunder.

2.9  Committee means a committee appointed by the Board in accordance with Section 4 hereof.

2.10  Common Stock means the Common Stock of the Company, par value $.0001.

2.11  Company means Osteologix, Inc. a Delaware corporation.

2.12  Consultant means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Parent or Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

2.13  Director means a member of the Board.

2.14  Employee means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company (or any Parent or Subsidiary). An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

2.15  Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section and any regulations or authorities promulgated thereunder.

2.16  Fair Market Value means, as of any date, the fair market value of a Share determined consistent with the requirements of Sections 422 and 409A of the Code as follows:

(a)  If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(c)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Laws.

2.17  Holder means a person who has been granted an Award or who becomes the holder of an Award or who holds Shares acquired pursuant to the exercise of an Award.

2.18  Incentive Stock Option means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

2.19  Independent Director means a Director who is not an Employee of the Company.

2.20  Non-Qualified Stock Option means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.21  Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

2.22  Option means a stock option granted pursuant to the Plan.

2.23  Option Agreement means the written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Option. The Option Agreement shall be subject to the terms and conditions of the Plan.

2.24  Parent means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations or other entities ending with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain.

2.25  Performance Stock means an Award of Performance Stock or deferred stock means a commitment to grant Shares in the future upon completion of specified performance criteria in accordance with Section 9 below.

2.26  Plan means this Osteologix, Inc. Equity Incentive Plan.

2.27  Restricted Stock means Shares acquired pursuant to a grant of Restricted Stock under Section 9 or pursuant to the exercise of an unvested Option in accordance with Section 8.9.

2.28  Rule 16b-3 means that certain Rule 16b-3 under the Exchange Act.

2.29  Section 16(b) means Section 16(b) of the Exchange Act.

2.30  Securities Act means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section and any regulations or authorities promulgated thereunder.

2.31  Service Provider means an Employee, Director or Consultant.

2.32  Share means a share of Common Stock, as adjusted in accordance with Section 10.

2.33  Stock Appreciation Right or SAR means a stock appreciation right granted in accordance with Section 9.

2.34  Subsidiary means any corporation (other than the Company), whether now or hereafter existing in an unbroken chain of corporations or other entities beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

3.  STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10, the shares of stock subject to Award grants shall be shares of the Company’s Common Stock. Subject to the provisions of Section 10, the maximum aggregate number of Shares which may be issued upon exercise of Awards shall be 1,122,762. If an Award expires, is cancelled, becomes unexercisable or is forfeited, without having been exercised or vested in full, the unpurchased or unvested Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or receipt of an Award, in payment of the exercise price thereof or tax withholding thereon, may again be awarded hereunder. If Shares issued pursuant to Awards are repurchased by the Company, such Shares shall become available for future Awards. Notwithstanding the provisions of this Section 3, no Shares may again be subject to future Award if such action would cause an outstanding Incentive Stock Option to fail to qualify as an incentive stock option under Code Section 422.

4.  ADMINISTRATION OF THE PLAN.

4.1  Administrator. The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2  Powers of the Administrator. Subject to the express provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have plenary authority to the maximum extent permissible by Applicable Law, in its sole discretion:

(a)  to determine the Fair Market Value of a Share;

(b)  to select the Service Providers to whom Awards may from time to time be granted hereunder;

(c)  to determine the number of Shares to be covered by each such Award granted hereunder;

(d)  to approve forms of Award Agreements for use under the Plan;

(e)  to determine the terms and conditions of any Awards granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest or be exercised (which may be based on, among other things, the passage of time, specific events or performance criteria), any acceleration of such vesting or exercise date or waiver of forfeiture restrictions, and any restriction or limitation regarding any Shares received upon grant or exercise of an Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(f)  to determine whether to offer to repurchase, replace or reprice a previously granted Award and to determine the terms and conditions of such offer (including whether and purchase price is to be paid in cash or Shares);

(g)  to determine whether and under what conditions options granted under another option plan of the Company (or a Parent or Subsidiary) or an entity which is acquired by or merged into the Company (or a Parent or Subsidiary) may be converted into Options on Company Shares granted under and subject to the terms of this Plan;

(h)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(i)  to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued in connection with any Award the number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal, state and local tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(j)  to exercise its sole discretion in a manner such that Awards which are granted to individuals who are foreign nationals or are employed outside the United States may contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Service Providers and which are designed to provide the Service Providers with benefits which are consistent with the Company’s objectives in establishing the Plan;

(k)  to amend the Plan or any Award granted under the Plan as provided in Section 10; and

(l)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.3  Compliance with Code Section 409A. Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue an Award under the Plan under terms and conditions which would cause such Award to be considered nonqualified “deferred compensation” subject to the provisions of Code Section 409A, including by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock and Performance Stock Shares shall be issued and reported as income to the Holder no later than two and one half (2½) months after the end of the calendar year in which the right to such Shares becomes vested.

4.4  Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

4.5  Liability of Administrator. No member of the Board, Committee or Administrator shall be liable for anything whatsoever in connection with the administration of the Plan except such person’s own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Company’s officers, Company’s accountants, Company’s legal counsel and any other party the Board or Committee, as the case may be, deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5.  ELIGIBILITY.

5.1  Eligible Persons. Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock may be granted to all Service Providers. Incentive Stock Options may be granted only to Employees.

5.2  Administrative Discretion. If otherwise eligible, a Service Provider who has been granted an Award may be granted additional Awards. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of Applicable Law, the Administrator shall be under no obligation or duty to treat similarly situated Service Providers or Holders in the same manner, and any action taken by the Administrator with respect to one Service Provider or Holder shall in no way obligate the Administrator to take the same or similar action with respect to any other Service Provider or Holder.

5.3  Section 162(m) Limitation. No Service Provider shall be granted, in any calendar year, Options or Stock Appreciation Rights covering more than 100,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 10. For purposes of this Section, if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 10), the canceled Option shall be counted against the limit set forth in this Section. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

6.  OPTIONS.

6.1  Grant of Options. The Committee may grant Options to such Service Providers, for such number of Shares, and subject to such terms and conditions as the Committee may determine in its sole discretion. Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this subsection (a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant of each Option.

6.2  Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

6.3  No Shareholder Rights. The Holder of an Option shall have no rights of a stockholder with respect to Shares covered by such Option until the Holder exercises the Option and the Shares are issued to the Holder. In the event existing Shares are used to satisfy all or part of the exercise price of any Options, such Holder shall be treated as continuing to own such Share until the new Shares have been issued.

7.  OPTION EXERCISE PRICE AND CONSIDERATION.

7.1  Exercise Price. Except as provided in Section 10, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (not less than par value), under the following conditions:

(a)  the per Share exercise price for any Incentive Stock Option or Non-Qualified Stock Option granted under that Plan shall be no less (and shall have not potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; and

(b)  if at the time of grant of an Option, the Service Provider owns (or is treated as owning under Applicable Laws) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, an Incentive Stock Option (or to the extent required by Applicable Law, a Nonqualified Stock Option) granted to such Service Provider shall bear an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, Options may be granted with, or converted at, a per Share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction consistent if consistent with the requirements of Applicable Laws.

7.2  Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (a) cash, (b) check, (c) with the consent of the Administrator and to the extent consistent with Applicable Laws, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (d) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (e) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (f) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration, (g) with the consent of the Administrator, and, to the extent consistent with Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

8.  EXERCISE OF OPTION.

8.1  Vesting; Fractional Exercises. Except as provided in Section 10, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise specified or to the extent required by Applicable Law, Options granted under the Plan granted to an Employee who is not an Officer or Director or a Consultant shall vest at a rate of at least twenty percent (20%) per year over not more than five (5) years from the date the Option is granted, subject to reasonable conditions such as continued service. No Option may be exercised for a fraction of a Share.

8.2  Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(a)  A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)  Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on Share certificates and issuing stop transfer notices to agents and registrars;

(c)  Upon the exercise of all or a portion of an unvested Option pursuant to Section 8.9, a Restricted Stock grant agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(d)  In the event that the Option shall be exercised pursuant to Section 8.6, appropriate proof of the right of such person or persons to exercise the Option.

(e)  The applicable exercise price, plus any amounts required to be withheld by the Company by Applicable Law in connection with such exercise.

8.3  Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)  The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(b)  The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(d)  The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)  The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which shall be determined in the sole discretion of the Administrator and may be in the form of consideration used by the Holder to pay for such Shares under Section 7.2.

8.4  Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Service Provider’s disability or death or termination for Cause, unless otherwise specified in the Options Agreement, the Option shall remain exercisable for the lesser of three (3) months following the Service Provider’s termination or the remaining term of the Option. If the Holder is terminated for Cause, the Option shall terminate upon such termination for Cause. If, on the date of termination, the Holder is not vested as to the entire Option, unless otherwise provided in the Option Agreement, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the applicable time period, the Option shall terminate.

8.5  Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Service Provider’s disability, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following such cessation or the remaining term of the Option. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for federal income tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

8.6  Death of Holder. If a Service Provider dies, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following such event or the remaining term of the Option. If, at the time of death, the Service Provider is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.

8.7  Resignation for Good Reason. In the event a Holder ceases to be a Service Provider on account of the Holder’s resignation for “Good Reason” as such term is defined in an employment or service contract between the Company and the Holder (if no definition is applicable this Section shall not be applicable), unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following the Holder’s termination or the remaining term of the Option. In the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

8.8  Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 9 or (ii) the expiration of a period of three (3) months after the earliest date following the termination of the Holder’s status as a Service Provider on which the exercise of the Option would not be in violation of such registration requirements.

8.9  Early Exercisability. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; provided however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

8.10  Buyout Provisions. The Administrator may at any time offer to repurchase for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made

8.11  No Deferral Feature. Notwithstanding anything herein to the contrary, the Option Agreement shall not provide for any deferral feature with respect to an Option constituting a deferral of compensation under Section 409A of the Code.

9.  EQUITY BASED AWARDS OTHER THAN OPTIONS

9.1  Restricted Stock Awards.

9.1.1  Restricted Stock Grant. The Administrator may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion, including such restrictions on transferability and other restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator shall determine. Unless otherwise specified or to the extent required by Applicable Law, restrictions on transferability with respect to a Restricted Stock granted to an Employee who is not an Officer or Director or a Consultant, shall lapse at a rate of at least twenty percent (20%) per year over a period of not more than five (5) years.

9.1.2  Award Agreement. Restricted Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Service Provider awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.

9.1.3  Restricted Stock Purchase. The Administrator may require a Service Provider to pay a purchase price to receive Restricted Stock at the time the Award is granted. In which case the purchase price and the form and timing of payment, shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

9.1.4  No Deferral Provisions. A Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.

9.1.5  Rights as a Shareholder. The Holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.

9.2  Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the Award to be considered nonqualified deferred compensation subject to the provisions of Section 409A of the Code. The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

9.2.1  Stand-Alone SARs. Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess, if any, of (i) the aggregate Fair Market Value on the redemption date of the Shares underlying the redeemed right over (ii) the aggregate base price of such underlying Shares at the time of grant. The distribution shall be in cash or Shares as specified in the Award Agreement unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The number of Shares underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less than (and shall have not potential to become less at any time) one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

9.2.2  Stapled SARs. Stapled SARs shall only be granted concurrently with an Option to acquire the same number of Shares as the number of such shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or Shares as specified in the Award Agreement unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The exercise/base price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event, may the exercise/base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

9.2.3  No Shareholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Shares underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 11.

9.3  Performance Stock.

9.3.1  Performance Stock Awards. The Administrator may make Performance Stock Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock.

9.3.2  Award Agreement. Performance Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Performance Stock.

9.3.3  No Deferral Provisions. A Performance Stock Award shall provide for prompt issuance of Shares upon vesting of the Award and shall not include any deferral of issuance and compensation recognition after vesting would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code. The Administrator may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

9.3.4  No Shareholder of Secured Rights. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Award. A Holder receiving a Performance Stock Award shall have no rights of a stockholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan. Prior to receipt of the Shares underlying such Award, a Performance Stock Award shall represent no more than an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award. Prior to vesting and issuance of the Shares, the Holder shall have no greater claim to the Common Stock underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 11.

10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

10.1  Corporate Transaction or Capitalization Event. In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(a)  the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of Shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5.3);

(b)  the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(c)  the grant or exercise price with respect to any Award.

10.2  Administrative Discretion. In the event of any transaction or event described in subsection (a) hereof, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(a)  To provide for either the purchase of any such Award or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(b)  To provide that such Award shall be exercisable or vested as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(d)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; or

(e)  To provide that immediately upon the consummation of such event, such Award shall terminate; provided, that for a specified period of time prior to such event, such Award shall be fully vested and exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.

(f)  Subject to the limitations set forth in the Plan, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate.

(g)  Notwithstanding the terms of subsection (b) above, if the Company undergoes an acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Award outstanding under the Plan for the acquiring entity’s stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume an Award or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition, and (ii) all Awards outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

(h)  The existence of the Plan, any Award or Award Agreement hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.  NON-TRANSFERABILITY OF AWARDS. No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed or encumbered of in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the Service Provider, only by the Service Provider.

12.  NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Plan shall confer upon any Service Provider any right with respect to continuation of employment by or consultancy to the Company, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s employment or consultancy at any time, with or without cause and with or without prior notice.

13.  TERM OF PLAN. The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 of the Plan. No Award may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders.

14.  TIME OF GRANTING OF AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

15.  AMENDMENT AND TERMINATION OF THE PLAN.

15.1  Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 10, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 13.

15.2  Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

15.3  Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided, however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any Award Agreement. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16.  SHAREHOLDER APPROVAL. The Plan shall be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

17.  INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.  RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.  GOVERNING LAW. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to otherwise governing principles of conflicts of law.

* * * * * * *

I hereby certify that the Plan was duly adopted by the Board of Directors of the Company on _______________, ____.

Executed at ________________________, _______________ on this ____ day of ____________, ____.

By: _____________________________________________
Name: ___________________________________________
Title: ____________________________________________

*******

I hereby certify that the foregoing Plan was approved by the shareholders of the Company on _______________, ____.

Executed at ______________________, _________________ on this ____ day of _____________, ____.

SAMPLE
EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT

Osteologix, Inc. (the “Company”), pursuant to its Equity Incentive Plan (the “Plan”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:	[__________]

Type of Option	[Non-Qualified or Incentive Stock Option]

Date of Stock Option Agreement:	[__________]

Date of Grant:	[__________]

Vesting Date or Schedule:	[__________]

Exercise Price per Share:	$[not less than 100% of the Fair Market Value as of the Date of Grant]

Total Number of Shares Granted:	[__________]

Total Exercise Price:	$[Exercise Price per Share times Total Number of Shares Granted]

Term/Expiration Date:	[No later than tenth anniversary of the Date of Grant]

II.	OPTION AGREEMENT

1.  Grant of Option. The Company hereby grants to the Optionee an Option to purchase the Common Stock (the “Shares”) set forth in Section I above, at the exercise price per share set forth in Section I above (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which are incorporated herein by reference

2.  Vesting. Subject to the limitations contained herein, an Option will vest as provided in your Grant Notice, provided that vesting will cease upon the Optionee ceasing to be a Service Provider.

3.  Number of Shares and Exercise Price. The number of shares of Common Stock subject to your Option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for various adjustments in the Company’s equity capital structure, as provided in the Plan.

4.  Method of Payment. Payment of the Exercise Price shall be by any of the methods of payment provided for under the Plan.

5.  Whole Shares. The Optionee may exercise the Option only for whole shares of Common Stock.

6.  Securities Law Compliance. Notwithstanding anything to the contrary contained herein, the Optionee may not exercise the Option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing such Option, and the Optionee may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7.  Term. The Optionee may not exercise the Option before the commencement of its term on the Date of Grant or after its term expires. Subject to the provisions of the Plan and this Stock Option Agreement, the Optionee may exercise all or any part of the vested portion of the Option at any time prior to the earliest to occur of:

(a)  the date on which the Optionee ceases to be a Service Provider as a result of termination for “Cause” (as defined in the Plan);

(b)  three (3) months after the Optionee ceases to be a Service Provider for any reason other than death, disability, or termination for Cause;

(c)  twelve (12) months after the Optionee ceases to be a Service Provider due to disability;

(d)  twelve (12) months after the Optionee ceases to be a Service Provider due to death; or

(e)  the Expiration Date specified in the Grant Notice.

Notwithstanding the foregoing, if the exercise of your Option within the applicable time periods set forth in this Section is prevented for any reason, your Option shall not expire before the date that is thirty (30) days after the date that you are notified by the Company that the Option is again exercisable, but in any event no later than the Expiration Date indicated in your Grant Notice; provided, however, that if the Grant Notice designates your Option as an Incentive Stock Option, and if any such extension causes the term of your Option to exceed the maximum term allowable for Incentive Stock Options, your Option shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option.

8.  Exercise Procedures. Subject to the other relevant terms and conditions of the Plan and this Stock Option Agreement, you may exercise the vested portion of your Option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then reasonably require. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your Option, or (2) other applicable events.

9.  Limitations on Transfer of Options. Your Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your Option.

10.  Option Not an Employment Contract. Your Option is not an employment or service contract, and nothing in your Option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Parent or Subsidiary in any capacity.

11.  Notices. Any notices provided for in your Option or the Plan shall be given in writing and shall be deemed given and effective upon the occurrence of (a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient’s address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.

12.  Option Subject Plan Document. Your Option is subject to all of the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan, to the extent not inconsistent with the terms of this Stock Option Agreement according to the standard set forth in the second paragraph of this Stock Option Agreement.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

OSTEOLOGIX, INC.

By: ___________________________________________

Name: _________________________________________

Title:__________________________________________

Optionee acknowledges and agrees that the vesting of shares pursuant to this Option Agreement is earned only by continuing service with the Company [and/or other specified performance measures] (not through the act of being hired, being granted or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in the Agreement, not in the Plan shall confer upon the Optionee any right to continue in the service of the Company, nor shall it interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s service at any time, with or without Cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: __________________	[OPTIONEE]

Residence Address:

SAMPLE
NOTICE OF EXERCISE

Osteologix, Inc. 425 Market Street Suite 2230 San Francisco, CA 94105	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock Option that I elect to purchase the number of Shares for the price set forth below.

Type of Option (check one):	Incentive / Nonstatutory

Stock Option dated:

Number of Shares as to which Option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

By this exercise, I agree (i) to execute or provide such additional documents as Osteologix, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s Equity Incentive Plan (the “Plan”), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option.

Very truly yours,

__________________________________
Option Holder

SAMPLE
EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (“Agreement”) is made and entered into as of ________________ by and between Osteologix, Inc. (the “Company”) and      (“Service Provider”). Unless otherwise specified herein, all capitalized terms in this Agreement shall have the same meaning ascribed to them under the Company’s Equity Incentive Plan (“Plan”).

WHEREAS, the Company has authorized the issuance of shares of the Company’s Common Stock to Service Provider, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the promises and the undertakings of the parties hereto contained in this Agreement, it is hereby agreed as follows:

1.  The Company hereby issues to Service Provider Shares on the terms and conditions as set forth in this Agreement.

2.  As consideration for the issuance of the Shares, the Service Provider agrees to remain in the service of the Company, on a full time basis, for period of ___________ years immediately following the date of this Agreement (the “Vesting Period”) and, during such period, to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Notwithstanding anything to the contrary contained in this Agreement, nothing in the Plan or this Agreement shall confer upon Service Provider any right to continue in the service of the Company or any Parent or Subsidiary, or shall interfere or restrict in any way the rights of the Company, Parent or Subsidiary, which rights are hereby expressly reserved, to discharge the Service Provider at any time for any reason whatsoever, with or without good cause. [This section should also specify any performance measures that may be applicable.]

3.  The certificate representing the shares shall be held by the Company in escrow (“Escrow”) upon the following terms and conditions:

(a)  Provided that Service Provider complies with the requirements of Paragraph 2 above during the entire Vesting Period, the Shares shall become fully vested at that time and the certificate representing the shares shall be released to Employee at the end of the Vesting Period.

(b)  Subject to the remaining terms and conditions of this Paragraph 3, in the event that the Service Provider does not comply with the requirements of Paragraph 2 above, the Service Provider shall not be entitled to receive any of the Shares, the certificate shall be cancelled, the Shares shall be retired by the Company and Service Provider shall have no further rights under this Agreement.

(c)  In the event that during the Vesting Period, the Service Provider’s service relationship with the Company is terminated as a result of death, permanent disability or by the Company without good cause, the Company shall release from the Escrow an amount of Shares in proportion to the amount of time that Service Provider provided full time service during the Escrow Term. For example, if Service Provider was employed for one year during the Escrow Term, then Service Provider shall receive one-fourth of the Shares held in the Escrow. The remaining Shares held in the Escrow shall be retired by the Company. For purposes of this Agreement “Cause” shall have the meaning ascribed to it in any written employment agreement between you and the Company, or any Parent or Subsidiary, or, if no such agreement exists or such agreement does not contain a definition of Cause, then “Cause” has the meaning given it in the Plan.

(d)  During the Escrow Term, in the event that the Company issues a cash dividend to its stockholders, the Service Provider shall be entitled to receive such cash dividends as it relates to the Shares held in the Escrow on the record date for such cash dividends.

(e)  During the Escrow Term, the Service Provider shall have the right to vote those Shares that are held in the Escrow.

(f)  If, during the Escrow Term, the Company’s common stock is changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of Shares, the Administrator shall make an appropriate and equitable adjustment in the number of the Shares then held in the Escrow as well as any appropriate substitution of a different security for such Shares. Any such adjustment made by the Company shall be final and binding upon the Service Provider.

(g)  During the Escrow Term, Employee may not transfer, pledge or hypothecate any of the Shares held in the Escrow.

4.  The following legend shall be placed on the certificate representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO, AND ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE OSTEOLOGIX, INC. EQUITY INCENTIVE PLAN AND A CERTAIN RESTRICTED STOCK AGREEMENT, DATED ___________________ ENTERED INTO WITH THE REGISTERED HOLDER OF THIS CERTIFICATE.

5.  Upon the release of the Shares from the Escrow, the Service Provider agrees that any subsequent sale or transfer must be in compliance with all applicable federal and state securities laws, as determined in good faith by counsel for the Company.

6.  Upon the release of the Shares from the Escrow, the Service Provider shall pay to the Company in cash all applicable federal, state and local taxes or other amounts which the Company is required to withhold with respect to the issuance or vesting of the Shares.

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7.  This Agreement and the issuance of the Shares hereunder are made pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Committee.

8.  All notices to the Company shall be given in writing and addressed to the Secretary of the Company and shall be deemed given and effective upon the occurrence of (a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient’s address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Agreement as of the day and year first above written.

OSTEOLOGIX, INC.

By: ______________________________

Title: _____________________________

SERVICE PROVIDER

_________________________________

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